SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant [ X ]
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Check the appropriate box:
[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MACATAWA BANK CORPORATION
(Name of registrant as specified in its charter)

________________________________________________________________________
(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required
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MACATAWA BANK CORPORATION
[logo]

March 6, 2006

Dear Shareholder:

        We invite you to attend the 2006 Annual Meeting of Shareholders. This year’s meeting will be held on Thursday, April 20, 2006, at 10:00 A.M., at The Pinnacle Center, 3330 Highland Drive, Hudsonville, Michigan 49426.

        It is important that your shares are represented at the Annual Meeting. Please carefully read the Notice of Annual Meeting and Proxy Statement. Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy in the envelope provided at your earliest convenience.

Sincerely, /s/ Benj. A. Smith, III Benj. A. Smith, III Chairman of the Board and Chief Executive Officer

MACATAWA BANK CORPORATION

10753 Macatawa Drive
Holland, Michigan 49424

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 20, 2006

To Our Shareholders:

        The 2006 Annual Meeting of Shareholders of Macatawa Bank Corporation will be held at The Pinnacle Center, 3330 Highland Drive, Hudsonville, Michigan 49426, on Thursday, April 20, 2006, at 10:00 A.M., local time, for the following purposes:

1.	To elect two directors for a term of three years.

2.	To consider and vote upon a proposal to approve the Macatawa Bank Corporation 2006 Stock Compensation Plan.

3.	To consider and vote upon a proposal to approve the Macatawa Bank Corporation 2006 Directors Stock Compensation Plan.

4.	To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 20,000,000 shares to 40,000,000 shares, no par value.

5.	To transact such other business as may properly come before the meeting or at any adjournment thereof.

        Shareholders of record at the close of business February 23, 2006, will be entitled to vote at the meeting or any adjournment thereof. Whether or not you expect to be present in person at this meeting, you are urged to sign the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a Proxy.

Dated: March 6, 2006 Holland, Michigan	By order of the Board of Directors /s/ Philip J. Koning Philip J. Koning Secretary

Dated: March 6, 2006

MACATAWA BANK CORPORATION

10753 Macatawa Drive
Holland, Michigan 49424
_________________

PROXY STATEMENT
For the Annual Meeting of Shareholders
to be held April 20, 2006
_________________

SOLICITATION OF PROXIES FOR ANNUAL MEETING

        This Proxy Statement is furnished to the Shareholders of Macatawa Bank Corporation (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders which will be held at The Pinnacle Center, 3330 Highland Drive, Hudsonville, Michigan 49426, April 20, 2006, at 10:00 A.M., local time.

        The Annual Meeting is being held for the following purposes:

1.	To elect two directors for a term of three years.

2.	To consider and vote upon a proposal to approve the Macatawa Bank Corporation 2006 Stock Compensation Plan.

3.	To consider and vote upon a proposal to approve the Macatawa Bank Corporation 2006 Directors Stock Compensation Plan.

4.	To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 20,000,000 shares to 40,000,000 shares, no par value.

5.	To transact such other business as may properly come before the meeting or to any adjournment thereof.

        If a proxy in the form distributed by the Company’s Board of Directors is properly executed and returned to the Company, the shares represented by the proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the nominees named by the Board of Directors in the proxy, FOR approval of the Stock Compensation Plan and the Directors Stock Compensation Plan, and FOR the amendment to increase the authorized shares. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by Macatawa Bank.

        A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the secretary of the Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        On February 23, 2006, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 10,269,700 outstanding shares of common stock of the Company. Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy. As of February 23, 2006, no person was known by management to be the beneficial owner of more than 5% of the Company’s common stock.

ELECTION OF DIRECTORS

        The Company’s Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three-year terms of office. The number of directors constituting the Board of Directors is determined from time to time by the Board of Directors. The Board is currently composed of six members.

        The Board of Directors has nominated G. Thomas Boylan and Benj. A. Smith, III for election as directors. Mr. Boylan and Mr. Smith are each incumbent directors and are being nominated for a three year term to expire at the 2009 Annual Meeting. The nominations of the Directors standing for re-election at the 2006 Annual Meeting were unanimously approved by the Board of Directors, including unanimous approval by the independent Directors of the Board.

        Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder’s proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing each of the nominees named above. Mr. Boylan and Mr. Smith are presently serving as directors of the Company. The following pages of this Proxy Statement contain more information about the nominees and other directors of the Company.

        A plurality of the votes cast at the Annual Meeting is required to elect the nominee as a director of the Company. As such, the individual who receives this number of votes cast by the holders of the Company’s common stock will be elected as directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by Macatawa Bank.

        Except for the persons nominated by the Board of Directors, no other persons may be nominated for election at the 2006 Annual Meeting. The Company’s Articles of Incorporation require at least 60 days prior written notice of any other proposed nomination and no such notice has been received. If any nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become a director as the Board of Directors selects.

        Additional information about the director nomination process is provided in this Proxy Statement under “Corporate Governance – Director Nominations.”

The Board of Directors recommends a vote FOR the election of the persons nominated by the Board.

INFORMATION ABOUT DIRECTORS

        The content of the following table is based upon information as of January 15, 2006, furnished to the Company by the directors. Except as described in the notes following the table, the following directors have sole voting and dispositive power as to all of the shares set forth in the following table.

Name	Age	Year First Became a Director	Amount and Nature of Beneficial Ownership(1)		Percent Of Common Stock

Nominees for Election as Directors for a
Term Expiring in 2009

G. Thomas Boylan (b)	83	1997	205,999	(2)	2.0%

Benj. A. Smith III (b)	62	1997	464,699	(3)	4.5%

Directors Whose Terms Expire in 2007

John F. Koetje (a)	70	1998	193,296		1.9%

Philip J. Koning	51	1997	69,063		0.7%

Directors Whose Terms Expire in 2008

Robert E. DenHerder (a)	51	1997	198,763		1.9%

Arend D. Lubbers (a) (b)	75	2003	17,602	(4)	0.2%

(a)	Member of the Audit Committee
(b)	Member of the Compensation Committee

(1)	Except as described in the following notes, each nominee and director owns the shares directly and has sole voting and investment power or shares voting and investment power with his or her spouse under joint ownership. Includes shares of common stock that are issuable under options that are exercisable or will become exercisable within sixty (60) days. The share ownership of the following directors includes shares subject to options that are currently exercisable: Mr. Boylan (34,182 shares), Mr. Smith (54,243 shares), Mr. Koetje (28,751 shares), Mr. Koning (31,267 shares), Mr. DenHerder (34,182 shares) and Mr. Lubbers (11,788 shares).
(2)	Includes 1,421 shares owned by Mr. Boylan’s spouse.
(3)	Includes 9,370 shares owned by Mr. Smith’s spouse and 68,548 shares held in a trust for the benefit of Mr. Smith’s spouse. Also includes 236,845 shares with respect to which Smith & Associates Investment Management Services, an investment advisory firm controlled by Mr. Smith, has voting power, but with respect to which he disclaims beneficial ownership. Of the 236,845 shares controlled by Smith & Associates 116,965 shares are beneficially owned by Mr. Boylan.
(4)	Includes 5,614 shares owned by Mr. Lubbers’ spouse.

        G. Thomas Boylan is a director of the Company and of Macatawa Bank (the “Bank”). Mr. Boylan serves as the President of Light Metals Corporation, a manufacturing company located in Wyoming, Michigan, where he has been employed since 1947.

        Robert E. DenHerder is a director of the Company and the Bank. Mr. DenHerder is President of Premovation Audio, Holland, Michigan, a custom sales and installation company of audio and video equipment for commercial and residential applications. From January, 1980 to December, 1999, Mr. DenHerder served as the President of Uniform Color Co., a company located in Holland, Michigan, which manufactures color concentrate for the plastics industry focusing on automotive suppliers.

        John F. Koetje is a director of the Company and the Bank. Mr. Koetje is a partner in John F. Koetje and Associates, a West Michigan builder of residential and light commercial real estate and apartment complexes where he has been employed for 40 years.

        Philip J. Koning has served as President and Chief Executive Officer of the Bank since its inception in November, 1997, and serves as the President, Secretary and Treasurer of the Company, as a director of both the Company and the Bank, and as Chairman of the Bank. Mr. Koning was employed by Smith & Associates Investment Management Services prior to February 1998. Mr. Koning has over 30 years of commercial banking experience and served from 1992 to 1997 as Community Bank President with First of America Bank in Holland.

        Arend D. Lubbers is a director of the Company and the Bank. Mr. Lubbers is an independent consultant and previously served as the President of Grand Valley State University from 1969 to 2001. Mr. Lubbers served as a director of Grand Bank Financial Corporation and Grand Bank from 1990 to 2002. Mr. Lubbers is a graduate of Hope College and received his graduate degree from Rutgers University.

        Benj. A. Smith, III is the Chairman, Chief Executive Officer and a director of the Company and is also a director of the Bank. Mr. Smith is an investment advisor and has served from 1992 to the present as the President of Smith & Associates Investment Management Services, an investment management firm located in Holland, Michigan. Prior to 1992, Mr. Smith gained 21 years of banking experience at First Michigan Bank Corporation and its subsidiary FMB-First Michigan Bank of Zeeland, Michigan.

COMPENSATION OF DIRECTORS

The directors of the Company, excluding officers of the Bank, receive an annual retainer of $17,000, and are paid $1,000 per board meeting attended and $500 for committee meetings attended. During 2005, Company directors received $16,000 in annual retainer, and were paid $1,000 per board meeting attended and $500 per committee meeting attended. Bank directors receive $8,000 for an annual retainer, $700 per board meeting attended and $500 per committee meeting attended. During 2005, Bank directors received $7,000 in annual retainer, and were paid $700 per board meeting attended and $500 per committee meeting attended.

CORPORATE GOVERNANCE

Meetings of the Board of Directors – The Company’s Board of Directors had ten meetings in 2005. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board committees in which they were eligible to attend. The Company encourages members of its Board of Directors to attend the Annual Meeting of Shareholders. All of the Directors attended the Annual Meeting of Shareholders held April 21, 2005.

Director Independence – The Board of Directors has determined that all directors except Benj. A. Smith, III and Philip J. Koning are independent within the meaning of the rules promulgated by the National Association of Securities Dealers (NASD).

Meetings of Independent Directors – The Company’s independent directors meet periodically in executive sessions without any management directors in attendance. If the Board of Directors convenes a special meeting, the independent directors may hold an executive session if the circumstances warrant.

Director Nominations — The Board of Directors has adopted a formal written board resolution addressing the nomination process for the election of directors. The Board of Directors does not have a nominating committee because it believes that obtaining input from all directors in connection with Board nominations enhances the nomination process. The Company’s nomination process requires that director nominees be selected or recommended for Board selection by a majority of the independent directors. These independent directors meet the requirements of independence set forth in the listing standards for NASDAQ.

The Board of Directors will consider candidates for director put forward by shareholders. Director nominees should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board of Directors seeks to identify candidates with diverse experience in business, management, marketing, finance, and other areas that are relevant to our activities. Additionally, director nominees should have sufficient time to effectively carry out their duties. Shareholders may propose nominees for consideration by the Board of Directors by submitting the names, appropriate biographical information and qualifications in writing to: Philip J. Koning, Secretary of the Board of Directors, Macatawa Bank Corporation, 10753 Macatawa Drive, Holland, MI 49424-3119. The Company does not pay any third party to assist in the process of identifying or evaluating candidates. In considering any nominee proposed by a shareholder, the Board of Directors will reach a conclusion based on the criteria described above. After full consideration, the shareholder proponent will be notified of the decision of the Board of Directors. The Board of Directors has not rejected any director candidate put forward by a shareholder or group of shareholders that beneficially own more than 5% of the Company’s Common Stock for at least one year at the time of the recommendation.

Shareholder Communication with Directors – Shareholders may communicate with members of the Company’s Board of Directors by mail addressed to the full Board of Directors, to a specific member or to a particular committee of the Board of Directors at Macatawa Bank Corporation, 10753 Macatawa Drive, Holland, Michigan 49424.

Code of Ethics – The Company has adopted a Code of Ethics for Senior Officers. The Senior Officer Code of Ethics is available upon request by writing to the Chief Financial Officer, Macatawa Bank Corporation, 10753 Macatawa Drive, Holland, Michigan 49424.

Problem Resolution Policy – The Company strongly encourages employees to raise possible ethical issues. We maintain a problem resolution hotline to receive reports of ethical concerns or incidents, including, without limitation, concerns about accounting, internal controls or auditing matters. Users of the hotline may choose to remain anonymous. We prohibit retaliatory action against any individual for raising legitimate concerns or questions, or for reporting suspected violations.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors developed a charter for the Audit Committee. The Audit Committee Charter has been filed as appendix A to our 2004 proxy statement. The Board of Directors has also examined the composition of the Audit Committee in light of the rules of the National Association of Securities Dealers governing audit committees and has determined that all members of the Audit Committee are “independent” within the meaning of those rules. The Board of Directors has determined that the audit committee does not have an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve effectively on the Committee. The Audit Committee held four meetings during 2005.

        The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005. The Audit Committee has also reviewed and discussed with management the report of management on internal control over financial reporting as of December 31, 2005.

        We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Form 10-K for the year ended December 31, 2005.

        In issuing this report, we note that management is responsible for the Company’s financial reporting process, including its systems of internal control, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures, and therefore our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principles. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company’s financial statements.

Robert E. DenHerder	John F. Koetje	Arend D. Lubbers

EXECUTIVE COMPENSATION

Committee Report on Executive Compensation

        All of the executive officers of the Company are also executive officers of the Bank, except for Benj. A. Smith, III who is Chairman and Chief Executive Officer of the Company and a director of the Bank. Company officers other than Benj. A. Smith, III serve as officers of the Company as an incident to their primary service as an officer and employee of the Bank and receive no compensation directly from the Company.

        The Compensation Committee recommends to the Board of Directors the compensation of the Company’s executive officers. The Compensation Committee met four times during 2005. Mr. Benj. A. Smith, III serves as the chairman of the Compensation Committee. The decisions of the Compensation Committee were unanimously approved by the Board of Directors, including unanimous approval by the independent Directors of the Board. These independent Directors meet the requirements of independence set forth in the listing standards for The Nasdaq Stock Market.

        2005 Compensation –- The Company had an excellent year in 2005. The Company posted record earnings, significant growth and improved profitability. Chairman and Chief Executive Officer Benj. A. Smith, III received a salary of $200,000 in 2005, $155,769 in 2004 and $150,000 in 2003. The increase in 2005 was the result of the increased size and complexity of the Company. Periodically the Compensation Committee awards stock options under the Company’s stock compensation plans to Mr. Smith, as well as other officers and staff of the Company and Bank. This allows the officers awarded options to share in the appreciation of the Company’s stock value as a result of their efforts.

        Base Salary — In general, the Board intends to maintain the base salaries of the Company’s executive officers and senior managers within peer group levels, with the ability to make appropriate adjustment to reflect other relevant factors, which may include individual performance, experience, expertise and tenure. Annually, the Committee establishes a base wage for the Chief Executive Officer, the President, the Executive Vice President, the Chief Financial Officer, and the Senior Vice President-Loan Administration. The Committee’s determination is based upon the performance of the individual and compensation levels established by the Company’s peers and evaluations by consultants.

        The base salaries of all other officers and senior managers are established by the Bank’s President and Chief Executive Officer.

        Long-Term Incentives — The Company provides long-term incentives in the form of stock options. Each year the Committee recommends to the Board a list of stock options to be granted. These options are intended to recognize individual contributions, to align the interests of employees with the interests of shareholders, and to incentivize employees to contribute to the long-term objectives of the Company. The Company provides a 401(k) matching contribution to all employees participating in the plan.

G. Thomas Boylan	Arend D. Lubbers	Benj. A. Smith III

SUMMARY COMPENSATION TABLE

        The following table sets forth the annual and long-term compensation paid to the Company’s Chief Executive Officer, the President and Chief Executive Officer of the Bank, the Executive Vice President of the Bank, the Senior Vice President and Chief Financial Officer of the Company and the Bank, and the Senior Vice President — Loan Administration of the Bank (collectively referred to as the “Named Executives”) for services rendered during 2003, 2004 and 2005.

	Annual Compensation			Long Term Compensation

Name and Principal Position	Year	Salary	Other Annual Compen- sation($)	Restricted Stock Award(s)($)(1)	Securities Underlying Options(#)	All Other Compen- sation(2)

Benj. A. Smith, III	2005	$200,000	$0	$0	5,000	$0
Chairman of the Board and	2004	155,769	0	0	5,000	0
Chief Executive Officer of	2003	150,000	0	0	5,250	0
the Company and a director
of the Bank

Philip J. Koning	2005	235,384	161,563	0	7,000	4,583
Chief Executive Officer and	2004	220,044	52,000	0	6,000	4,911
President of the Bank and	2003	198,160	0	0	6,300	3,237
Treasurer and Secretary of
the Company

Ronald L. Haan (3)	2005	73,846	60,000	175,500	6,000	211
Executive Vice President of the Bank

Jon W. Swets	2005	158,462	62,860	0	5,000	422
Senior Vice President and Chief	2004	152,163	35,000	0	5,000	270
Financial Officer of the Company	2003	130,048	35,000	0	6,573	282
and the Bank

Ray D. Tooker	2005	140,000	47,565	0	4,000	370
Senior Vice President - Loan	2004	144,362	20,000	0	4,000	1,821
Administration of the Bank	2003	133,684	0	0	5,523	290

(1)	Restricted stock award amount represents the fair market value of the award of stock on the grant date. The award vested immediately. Holders of restricted stock have the right to receive dividends with respect to such restricted stock awards to the extent dividends are paid generally on the common stock. As of December 31, 2005, the aggregate number of shares of restricted stock held by named executive officer of the Company was 5,000 and the value of such shares as of such date was $181,900.

(2)	Includes an automobile allowance ($3,923 in 2005, $3,890 in 2004, and $2,775 in 2003) paid by the Company for the benefit of Mr. Koning, as well as term life insurance premiums paid for the benefit of executive officers listed above.

(3)	Mr. Haan was hired as Executive Vice President of the Bank effective September 1, 2005, at an annual salary of $240,000. The Summary Compensation Table discloses his 2005 compensation from his date of hire through December 31, 2005.

        Option Grants in 2005. Shown below is information on grants of stock options pursuant to the Company’s Stock Compensation Plans.

	Individual Grants				Potential Realizable Value at Assumed
					Annual Rates
	Number of Securities Underlying	Percent of Total Options	Exercise or Base		Of Stock Price Appreciation For Option Term (3)
	Options	Granted in	Price (per	Expiration
Name	Granted(1)	2005	share)(2)	Date	5%	10%

Benj. A. Smith, III	5,000	3.4%	$37.66	12/14/15	$118,421	$300,102

Philip J. Koning	7,000	4.7%	$37.66	12/14/15	$165,789	$420,142

Ronald L. Haan	35,000	23.6%	$35.10	9/12/15	$772,597	$1,957,913

	6,000	4.1%	$37.66	12/14/15	$142,105	$360,122

Jon W. Swets	5,000	3.4%	$37.66	12/14/15	$118,421	$300,102

Ray D. Tooker	4,000	2.7%	$37.66	12/14/15	$94,737	$240,081

(1)	Indicates number of shares which may be purchased pursuant to options granted in 2005 under the Company’s Stock Compensation Plans as of December 31, 2005. During 2005, the Company granted to eligible employees and directors options to purchase an aggregate of 148,100 shares. Options representing 53,600 shares may not be exercised in full or in part prior to the expiration of one year from the date of grant and 94,500 shares may not be exercised in full or in part prior to the expiration of three years from the date of grant.
(2)	The exercise price equals the prevailing market price of the Common Stock on the date of grant. The exercise price may be paid in cash, by the delivery of previously owned shares, or a combination thereof.
(3)	These amounts are based on assumed rates of appreciation over the entire option period without any discount to present value. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of the Company’s Common Stock. There can be no assurance that the amounts reflected in this table will be realized.

        Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of the Company’s Common Stock granted to the Named Executives and held by them at December 31, 2005.

	Number of Shares Acquired Upon Exercise of Options	Value Realized Upon Exercise	Number of Shares Subject to Unexercised Options Held at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Benj. A. Smith, III	8,146	$187,928	54,243	10,750	$1,212,130	$65,205
Philip J. Koning	9,504	$232,331	31,267	7,000	$584,148	-
Ronald L. Haan	-	-	-	41,000	-	$44,800
Jon W. Swets	-	-	17,113	5,000	$258,205	-
Ray D. Tooker	6,361	$174,583	12,270	4,000	$182,110	-

(1)	The value of unexercised options reflects the increase in market value of the Company’s Common Stock from the date of grant through December 31, 2005 (when the closing price of the Company’s Common Stock was $36.38 per share). Value actually realized upon exercise by the Named Executives will depend on the value of the Company’s Common Stock at the time of exercise.

        Benefits. The Company provides group health and life insurance benefits and supplemental unemployment benefits to its regular employees, including executive officers. The Company has a 401(k) plan.

        Security Ownership of Management. The following table shows, as of January 15, 2006, the number of shares beneficially owned by each of the Named Executives identified in the executive compensation tables of this proxy statement and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock

Benj. A. Smith, III (2)	347,734	3.4%
Philip J. Koning	69,063	0.7%
Ronald L. Haan (3)	10,000	0.1%
Jon W. Swets (4)	26,489	0.3%
Ray D. Tooker (5)	20,796	0.2%
All Executive Officers and Directors as a Group
(9 persons)	1,089,742	10.6%

(1)     See Footnotes 1 and 2 to the Information About Directors table appearing on page 4 of this Proxy Statement.

(2)	Excludes 116,965 shares owned by Mr. Boylan for which Smith & Associates Investment Management Services, an investment advisory service controlled by Mr. Smith, has voting power, but disclaims beneficial ownership. Mr. Boylan’s shares are included in the All Executive Officers and Directors as a Group total.
(3)	Includes 5,000 shares held in a trust for the benefit of Mr. Haan’s spouse.
(4)	Includes 1,207 shares held in a trust for the benefit of Mr. Swets’ spouse and 17,113 shares subject to options that are currently exercisable.
(5)	Includes 12,270 shares subject to options that are currently exercisable.

        Equity Compensation Plan Information. The Company maintains certain equity compensation plans under which common stock is authorized for issuance to employees, consultants and directors in exchange for services, including our Stock Compensation Plan, 1998 Directors’ Stock Option Plan, the Grand Bank Financial Corporation 1988 Stock Option Plan and the Grand Bank Financial Corporation Stock Option Plan of 1997.

The following table sets forth certain information regarding the above referenced equity compensation plans as of December 31, 2005. The following information has been adjusted to reflect the effect of all stock dividends.

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation
plans approved by	647,619	$21.66	52,750
security holders

Equity compensation
plans not approved by security holders	0	NA	0

Total	647,619	$21.66	52,750

(1)     The Company has not granted warrants or rights applicable to this chart.

APPROVAL OF MACATAWA BANK CORPORATION
2006 STOCK COMPENSATION PLAN

        On February 16, 2006 the Board of Directors adopted the Macatawa Bank Corporation 2006 Stock Compensation Plan (the “Plan”), subject to approval by the Company’s shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

        Purpose. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company’s shareholders through stock-based compensation by aligning the personal interests of the Company’s key employees with those of its shareholders.

        Eligibility. Employees of the Company and its subsidiaries are eligible to participate in the Plan. The number of persons eligible to participate in the Plan as of February 1, 2006, was approximately 215.

        Administration. The Plan is administered by a committee of the Board of Directors (the “Committee”). The Committee will be composed of at least three directors, each of whom is not an employee of the Company. Each member of the Committee is required to be a “non-employee director” within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended, and no member of the Committee is eligible to participate in the Plan. Subject to the Company’s Articles, Bylaws, and the provisions of the Plan, the Committee has the authority to select key employees to whom Awards (as defined below) may be awarded; the type of Awards (or combination thereof) to be granted; the number of shares of Common Stock to be covered by each Award; and the terms and conditions of any Award, such as conditions of forfeiture, transfer restrictions and vesting requirements.

        The Plan provides for the granting of a variety of stock-based Awards, described in more detail below, such as stock options, including incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), restricted stock, performance shares, and other stock-based awards. These Awards are granted at no cost to the recipients. The term of the Plan is ten years, and no Awards may be granted under the Plan after February 16, 2016.

        Types of Awards. The following types of awards ("Awards") may be granted under the Plan:

        An “Option” is a contractual right to purchase a number of shares at a price determined at the date the Option is granted. Options include incentive stock options, as defined in Section 422 of the Code, as well as nonqualified stock options. The exercise price included in both incentive stock options and nonqualified stock options must equal at least 100% of the fair market value of the Common Stock at the date of grant. Options are granted at no cost to the recipients.

        “Restricted Stock” are shares of Common Stock granted to an employee for no or nominal consideration. Title to the shares passes to the employee at the time of the grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Committee.

        “Performance Shares” are an Award of the right to receive stock or cash of an equivalent value at the end of the specified performance period upon the attainment of specified performance goals.

        An “Other Stock-Based Award” is any other Award that may be granted under the Plan that is valued in whole or in part by reference to or is payable in or otherwise based on Common Stock.

        Shares Subject to Plan. A total of 500,000 shares of the Company’s Common Stock will be reserved for issuance under the Plan, if the Company’s shareholders approve. The shares to be issued under the Plan will be authorized and unissued shares, including shares reacquired by the Company which have that status. The number of shares that may be issued under the Plan and the number of shares subject to Options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock. Subject to certain restrictions, unexercised Options, lapsed shares of Restricted Stock, and shares surrendered in payment for exercised Options may be reissued under the Plan.

        Termination or Amendment of the Plan. The Board may at any time amend, discontinue, or terminate the Plan or any part thereof; however, unless otherwise required by law, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Company’s shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, change the definition of employees eligible to receive Awards under the Plan, extend the maximum option period under the Plan, decrease the Option price of any Option to less than 100% of the fair market value on the date of grant, otherwise materially increase the benefits to participants in the Plan or cause the Plan not to comply with certain applicable securities and tax law requirements.

        Participation and Assignability. Neither the Plan nor any Award agreement granted under the Plan entitles any participant or other employee to any right to continued employment by the Company or any subsidiary. Generally, no Award, Option, or other benefit payable under the Plan may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. However, Nonqualified Stock Options may be transferred without consideration to: (i) an immediate family member of the optionee, (ii) a trust for the benefit of the immediate family members of the optionee, or (iii) a partnership or limited liability Company whose only partners or members are immediate family members of the optionee, if the optionee satisfies such conditions to the transfer as may be required by the Committee. Upon termination of employment, any portion of unexercised Options which are exercisable on the termination date must generally be exercised within three months of the termination date for any termination other than as a result of the death, disability, or retirement of the employee, in which case the Plan provides for longer exercise periods.

        Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of Awards under the Plan for federal income tax purposes, based on management’s understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality.

        Options. Plan participants will not recognize taxable income at the time an Option is granted under the Plan unless the Option has a readily ascertainable market value at the time of grant. Management understands that Options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an Option. For nonqualified stock options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the optionee, in which case the Company will be entitled to a deduction equal to the amount of the optionee’s ordinary income. With respect to incentive stock options, participants will not realize income for federal income tax purposes as a result of the exercise of such Options. In addition, if common stock acquired as a result of the exercise of an incentive stock option is disposed of more than two years after the date the Option is granted and more than one year after the date the Option was exercised, the entire gain, if any, realized upon disposition of such common stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant or exercise of an incentive stock option. Exceptions to the general rules apply in the case of a “disqualifying disposition.” If a participant disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a “disqualifying disposition.” As a result, such a participant would recognize ordinary income and the Company would be entitled to a deduction in the year in which such disposition occurred.

        The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the Option price, or (b) the fair market value of the shares at the time of exercise and minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of incentive stock options may result in an alternative minimum tax liability.

        Restricted Stock. Recipients of shares of Restricted Stock that are not “transferable” and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions on sale of the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipient’s income and the Company’s deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

        Performance Shares. Participants are not taxed upon the grant of Performance Shares. Upon receipt of the underlying shares or cash, a participant will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Company will be entitled to a corresponding deduction. The participant’s basis in any Performance Shares received will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

        Required Vote for Approval. On February 16, 2006, the Board of Directors of the Company approved the Plan, subject to shareholder approval. At the Annual Meeting, the shareholders are being requested to consider and approve the Plan. The affirmative vote of a majority of the holders of the Company’s outstanding voting stock represented and voted at the Annual Meeting is required to approve the Plan.

        The Board of Directors recommends a vote FOR approval of the Macatawa Bank Corporation 2006 Stock Compensation Plan.

APPROVAL OF MACATAWA BANK CORPORATION
2006 DIRECTORS’ STOCK COMPENSATION PLAN

        On February 16, 2006, the Board of Directors adopted the Macatawa Bank Corporation 2006 Directors’ Stock Compensation Plan (the “Directors Plan”), subject to approval by the Company’s shareholders. The following summary of the Directors Plan is subject to the specific provisions contained in the complete text of the Directors Plan set forth in Appendix B to this Proxy Statement.

        Purpose. The purpose of the Directors Plan is to provide an additional incentive to manage the Company effectively and to provide a form of compensation that will attract and retain highly qualified individuals to serve as directors of the Company and its subsidiaries.

        Eligibility. Directors of the Company and its subsidiaries are eligible to participate in the Plan.

        Administration. The Directors Plan is administered by a committee of the Board of Directors (the “Directors Plan Committee”). The Directors Plan Committee must be composed of at least three directors, each of whom is not an employee of the Company. Each member of the Directors Plan Committee is required to be a “non-employee director” within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended. The Directors Plan Committee’s authority is limited to interpreting the provisions of the Directors Plan and supervising its administration, including the power to adopt procedures and regulations for administrative purposes.

Types of Awards. The following types of awards may be granted under the Director's Plan:

        Option Awards. The Directors Plan Committee may from time to time grant to eligible directors options to purchase shares of the Company’s common stock. An option is a contractual right to purchase a number of shares at a price determined at the date the option is granted. The exercise price included in the options must equal at least 100% of the fair market value of the common stock at the date of grant. Options are granted at no cost to the recipients.

        Restricted Stock. The Directors Plan Committee may from time to time grant shares of Common Stock to eligible directors for no or nominal consideration. Title to the shares passes to the director at the time of the grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Directors Plan Committee.

        Shares Subject to Directors Plan. A total of 100,000 shares of the Company’s common stock will be reserved for issuance under the Directors Plan, if the Company’s shareholders approve. The shares to be issued under the Directors Plan will be authorized and unissued shares, including shares reacquired by the Company which have that status. The number of shares that may be issued under the Directors Plan and the number of shares subject to options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the common stock. Subject to certain restrictions, unexercised options, lapsed shares of Restricted Stock and shares surrendered in payment for exercised options may be reissued under the Directors Plan.

        Termination or Amendment of the Directors Plan. The Board of Directors of the Company may amend or terminate the Directors Plan with respect to shares not subject to options at the time of amendment or termination. The Directors Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares that may be issued under the Directors Plan, extend the term of the options, decrease the price at which options may be granted, remove the administration of the Directors Plan from the Directors Plan Committee, change the class of persons eligible to receive options. Unless terminated earlier by the Board of Directors, no option may be granted after February 16, 2016, the tenth anniversary of the effective date of the Directors Plan.

        Transferability of Options and Common Stock. Generally, options granted under the Directors Plan may be transferred only by will or according to the laws of descent and distribution. However, options may be transferred without consideration to: (i) an immediate family member of the optionee; (ii) a trust for the benefit of the immediate family members of an optionee, or (iii) a partnership or limited liability company whose only partners or members are immediate family members of an optionee, if the optionee satisfies such conditions to the transfer as may be required by the Directors Plan Committee. Options may be exercised only by an optionee or a permitted transferee during an optionee’s lifetime. Upon the death of an optionee, all options held by the decedent, or his or her permitted transferees, and not yet exercisable, become fully exercisable. Before issuing any shares upon the exercise of an option, the Company may require the optionee or the permitted transferee to represent in writing that the shares are being acquired for investment and not for resale. The Company may also delay issuance of the shares until all appropriate registrations or qualifications under federal and state securities laws have been completed.

        Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of options under the Directors Plan for federal income tax purposes, based on management’s understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality. Directors Plan participants will not recognize taxable income at the time an option is granted under the Directors Plan unless the Option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. The difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, and the Company will be entitled to a deduction equal to the amount of the optionee’s ordinary income.

        Recipients of shares of Restricted Stock that are not “transferable”and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions on sale of the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipient’s income and the Company’s deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

        Required Vote for Approval. On February 16, 2006, the Board of Directors of the Company approved the Directors Plan, subject to shareholder approval. At the Annual Meeting, the shareholders are being requested to consider and approve the Directors Plan. The affirmative vote of a majority of the holders of the Company’s outstanding voting stock represented and voted at the Annual Meeting is required to approve the Directors Plan.

        The Board of Directors recommends a vote FOR approval of the Macatawa Bank Corporation 2006 Directors’ Stock Compensation Plan.

APPROVAL OF PROPOSED INCREASE
IN AUTHORIZED COMMON STOCK

        The Company’s Board of Directors has proposed that the first paragraph of Article III of the Company’s Restated Articles of Incorporation (the “Articles”) be amended to read as follows:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is forty million five hundred thousand (40,500,000) shares, of which forty million (40,000,000) shares shall be common stock and five hundred thousand (500,000) shares shall be series preferred stock.

        This amendment will increase the Company’s total authorized shares of capital stock from 20,500,000 to 40,500,000, including an increase in the authorized common stock from 20,000,000 shares to 40,000,000 shares of common stock, no par value. As of February 1, 2006, there were 10,263,452 shares of common stock issued and outstanding and 77,750 shares of common stock reserved for issuance under the Company’s stock option plans and Employee Stock Purchase Plan. As a result, as of February 1, 2006, only 9,658,798 shares of common stock remain available for future issuance. As of February 1, 2006, the Company has no preferred stock issued or outstanding, and this proposed amendment will not affect the preferred stock.

        The purpose of the amendment is to provide additional shares of common stock for future issuance. The Board of Directors believes it desirable to increase the authorized number of shares of common stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional common stock for issuance could be used for a number of purposes, including corporate financing, future acquisitions, stock dividends, stock splits, stock options, and other stock-based compensation. There are currently no specific plans, agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless such action is required by applicable law or the rules of the Nasdaq stock market or any stock exchange on which the Company’s securities may be listed.

        The additional shares of common stock for which authorization is sought would be part of the existing class of common stock, and, to the extent issued, would have the same rights and privileges as the shares of common stock presently outstanding. Ownership of shares of the Company’s common stock confers no preemptive rights.

        The increase in the authorized but unissued shares of common stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of common stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares issued. The potential effects of issuing additional shares may include delaying, deferring or preventing a change of control of the Company and may discourage bids for the common stock at a premium over market prices. In addition, the issuance of additional shares could have a dilutive effect on earnings per share and on equity and voting power of existing shareholders in any issuance that is not pro-rata to existing shareholders. Shareholders do not have pre-emptive rights with respect to the additional shares of common stock being authorized, which means that current shareholders do not have prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. Unless otherwise directed by a shareholder’s proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the amendment.

        The Board of Directors recommends a vote FOR the approval of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock.

TRANSACTIONS INVOLVING MANAGEMENT

        Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 2005. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve an unusual risk of collectibility or present other unfavorable features.

        The Company purchased real estate for use as a proposed branch site from Benj. A. Smith, III, the Chairman and Chief Executive Officer of the Company, for $1,856,000. The terms of the purchase where negotiated on an arms-length basis, and the Company believes that the terms were no less favorable to the Company than could have been obtained from a third party. The Company subsequently sold the property for a gain of approximately $144,000.

        Mr. Benj. A. Smith, III, the Chairman and Chief Executive Officer of the Company, is also the sole owner and President of Smith & Associates Investment Management Services, an investment advisory firm. Approximately $149.3 million of the $915.2 million in assets held by Macatawa Bank’s trust department at December 31, 2005, represent accounts referred by Smith & Associates to the trust department. These assets were previously held in custodial accounts with other financial institutions. Smith & Associates received no compensation for these referrals. Smith & Associates may continue to refer additional accounts to the trust department, although we do not expect the dollar amount of future referrals to be as large as the initial referrals to the trust department. Most of the accounts referred by Smith & Associates to the trust department are custodial accounts as to which the trust department has no investment responsibility or authority. The trust department is compensated from these accounts for its custodial services. Payments to Smith & Associates for investment services are made from these custodial accounts based on arrangements made directly between Smith & Associates and the trust grantors.

        When trust documents give our trust department investment authority, depending on the size and nature of the trust, the trust asset investment services may be handled internally or outsourced. The trust department handles the investment of smaller accounts internally. However, the trust department is not yet internally staffed to perform active investment management services for larger, more complex trusts. For these trusts, the trust department outsources investment management services to one of approximately eight investment advisory firms based on the trust customer’s preference. The trust department receives no compensation for these referrals just as it pays no compensation for accounts referred to it. All investment management services provided to our trust department by Smith & Associates have been and will be entered into on terms that are no less favorable to us or our customers than those which can be obtained from unaffiliated third parties. In 2005, total payments to Smith & Associates for investment management services performed on behalf of our trust department were approximately $168,000. The total of these fees was less than the custodial fee revenue received by the Macatawa Bank trust department from custodial accounts referred by Smith & Associates to the trust department.

        The Bank has entered into an Investment Management Agreement under which Smith & Associates provides certain investment management services to the Bank. As of December 31, 2005 the Bank had approximately $160.7 million of securities managed by Smith & Associates. The investment services are provided on terms that are no less favorable to us than those which can be obtained from unaffiliated third parties. In 2005, total payments to Smith & Associates for investment management services performed in connection with Macatawa Bank’s security portfolio were less than $57,000.

        Mr.        Benj. A. Smith, III, the Chairman and Chief Executive Officer of the Company, has an agreement with the Company that provides that beginning on the date that Mr. Smith resigns as Chief Executive Officer of the Company, for a period of six years he will remain employed by the Company at compensation of $12,500 per month.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon written representations by each director and officer, all the reports were filed by such persons during the last fiscal year, except for one late report by each director and executive officer with respect to a stock option grant in 2005 and one late report filed with respect to 200 shares purchased by Mr. Lubbers on October 25, 2005.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        The following graph shows the cumulative total shareholder return on an investment in the Company’s common stock compared to the Russell 2000 Index and the Hemscott Group Index of Regional-Midwest Banks. The comparison assumes a $100 investment on December 31, 2000 at the initial price of $10.12 per share (adjusted for all stock dividends) and assumes that dividends are reinvested. The comparisons in this table are set forth in response to Securities and Exchange Commission (SEC) disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the common stock.

	12/31/2000	12/31/2001	12/29/2002	12/31/2003	12/31/2004	12/31/2005

Macatawa Bank Corporation	100.00	147.09	160.62	245.66	299.02	394.08
Hemscott Group Index	100.00	100.86	96.52	124.09	132.31	127.04
Russell 2000 Index	100.00	101.02	79.22	115.16	135.31	139.81

Source: Hemscott, Inc.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The combined consolidated financial statements of the Company have been audited by Crowe Chizek and Company LLC, independent certified public accountants. A representative of Crowe Chizek and Company LLC is expected to be present at the annual meeting with the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. The Company’s Audit Committee has retained Crowe Chizek and Company LLC as the Company’s auditors for the 2006 calendar year.

PRINCIPAL ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees for services provided to the Company for the fiscal years ended December 31, 2005 and 2004 by the Company’s independent accounting firm, Crowe Chizek and Company LLC:

	2005	2004

Audit Fees (1)	$197,500	$262,750
Audit Related Fees	5,675	12,205
Tax Fees (2)	18,920	18,100
All Other Fees (3)	46,791	23,963

Total Fees	$268,886	$317,018

(1)	“Audit Fees” includes impact of the Company’s adoption of Section 404 of the Sarbanes-Oxley Act in 2004 and the required auditors’ attesting on the Company’s internal controls over financial reporting for both years.
(2)	“Tax Fees” includes, among other things, tax return preparation and review, and tax planning and advice for both years.
(3)	“All Other Fees” includes other permitted consulting services including, in 2004, information systems general controls auditing procedures and consultations regarding a state tax audit, and, in 2005, operational consulting regarding the Company’s Marketing Customer Information File (MCIF) processes and data accumulation and segmentation techniques and integrity.

        The Audit Committee discussed with the independent accounting firm and considered whether the provision of services described above under “All Other Fees” is compatible with maintaining the principal accountant’s independence. The Audit Committee has determined that such services for 2005 and 2004 were compatible.

        The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding the pre-approval of all audit and non-audit services provided by the independent auditor. This policy requires the Audit Committee to receive advance approval for specific projects and categories of services. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. All services performed after the establishment of the policy have been pre-approved pursuant to the policy.

SHAREHOLDER PROPOSALS — 2007 ANNUAL MEETING

        Any proposal of a shareholder intended to be presented for action at the 2007 annual meeting of the Company must be received by the Company and can be mailed to P.O. Box 3119, Holland, Michigan 49422-3119, not later than November 15, 2006, if the shareholder wishes the proposal to be included in the Company’s proxy materials for that meeting.

MISCELLANEOUS

        The annual report of the Company for the fiscal year ended December 31, 2005, including financial statements, is being mailed to shareholders with this proxy statement.

        An annual report on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2005, will be provided free to shareholders upon written request. Write to Macatawa Bank Corporation, Attention: Jon W. Swets, P.O. Box 3119, Holland, Michigan 49422-3119, or the Form 10-K may also be accessed by visiting our web site at www.macatawabank.com. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the “SEC”). The SEC maintains an Internet web site that contains reports and other information regarding companies, including the Company, that file electronically. The SEC’s web site address is http:\\www.sec.gov.

        The management of the Company is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with their best judgment.

        The cost of soliciting proxies in the accompanying forms will be borne by the Company. The Company may reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to the beneficial owners and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Company.

March 6, 2006	By order of the Board of Directors /s/ Philip J. Koning Philip J. Koning Secretary

APPENDIX A

MACATAWA BANK CORPORATION
2006 STOCK COMPENSATION PLAN

ARTICLE 1
ESTABLISHMENT AND PURPOSE OF THE PLAN

        1.1        Establishment of the Plan. MACATAWA BANK CORPORATION, a Michigan corporation (the “Company”), hereby establishes a stock compensation plan to be known as the “Macatawa Bank Corporation 2006 Stock Compensation Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of stock options, restricted stock, and other stock-based awards to employees of the Company and its subsidiaries.

        1.2        Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company’s shareholders, through stock-based compensation, by aligning the personal interests of the Company’s employees with those of its shareholders. The Plan is also designed to allow employees to participate in the Company’s future, as well as to enable the Company to attract, retain and award such employees. Compensation related to Awards under the Plan is generally intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

        1.3        Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date (“Termination Date”), provided that Awards granted prior to the Termination Date may extend beyond that date.

ARTICLE 2
DEFINITIONS

        For purposes of this Plan, the following terms shall have the meanings set forth below:

        2.1        Award means any award under this Plan of any Options, Restricted Stock, Performance Shares or Other Stock-Based Award.

        2.2        Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee and shall be subject to the terms and conditions of the Plan.

         2.3        Award Date means the date that an Award is made, as specified in an Award Agreement.

         2.4        Board means the Board of Directors of the Company.

         2.5        Change in Control is defined in Article 12.

         2.6        Code means the Internal Revenue Code of 1986, as amended.

        2.7        Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan, no members of which shall be eligible to receive an Award pursuant to the Plan.

        2.8        Common Stock means the Common Stock, no par value per share, of the Company.

        2.9        Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

        2.10        Effective Date means February 16, 2006.

        2.11        Employee means any person employed by the Company or a Subsidiary (including officers and directors who are also employees).

        2.12        Fair Market Value means the closing sale price of the Company’s Common Stock for such date on the National Association of Securities Dealers Automated Quotation System or any successor system then in use (“NASDAQ”). If no sale of shares of Common Stock is reflected on NASDAQ on a date, then “Fair Market Value” shall be determined according to the closing sale price on the next preceding day on which there was a sale of shares of Common Stock reflected on NASDAQ. If the Common Stock is not traded on NASDAQ but is traded on another recognized market, then the “Fair Market Value” for such date shall be the closing sale price on that market. If the shares of Common Stock are not actively traded in any recognized market, then the “Fair Market Value” shall be determined by such procedures as may be determined by the Committee.

        2.13        Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

        2.14        Non-Employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

        2.15        Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

        2.16        Option means an Incentive Stock Option or a Nonqualified Stock Option.

        2.17        Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

        2.18        Other Stock-Based Award means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

        2.19        Participant means an Employee of the Company or a Subsidiary who holds an outstanding Award granted under the Plan.

        2.20        Permitted Transferee means (i) the spouse, a child, or a grandchild of a Participant (each an “Immediate Family Member”), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are a Participant and/or one or more Immediate Family Members.

        2.21        Performance Shares means an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period and upon achievement of specified performance goals or objectives.

        2.22        Retirement means the termination of a Participant’s employment with the Company or a Subsidiary after the Participant attains the age and years of service as determined under the rules and guidelines established by the Committee in its discretion for purposes of the Plan.

        2.23        Restricted Stock means an Award granted to a Participant under Article 7 of this Plan.

        2.24        Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Act”), as amended from time to time or any successor rule.

        2.25        Subsidiary means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

        2.26        Termination of Employment means the termination of a Participant’s employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

ARTICLE 3
ADMINISTRATION

        3.1        The Committee. The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non-Employee Directors.

        3.2        Committee Authority. Subject to the Company’s Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:

(a) To select the employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

(b) To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

(c) To determine the number of shares of Common Stock to be covered by each Award;

        (d)        To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

        (e)        To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by Company other than under the terms of this Plan;

(f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

(g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

ARTICLE 4
COMMON STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 500,000 shares, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company (“Plan Shares”).

        Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an Award expires unexercised or is forfeited, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited or canceled Award shall not again be made subject to an Award Agreement to any Participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying such Award, excluding the right to vote such shares.

ARTICLE 5
ELIGIBILITY

        The persons who shall be eligible to receive Awards under the Plan shall be such Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.

ARTICLE 6
STOCK OPTIONS

        6.1        Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option (“ISO”) or a Nonqualified Stock Option (“NQSO”).

        6.2        Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

        6.3        Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code. Notwithstanding any provision of this Plan providing for an extended period to exercise Options following a termination of employment, an Option will be taxed as an Incentive Stock Option only if it is exercised within the Incentive Stock Option time periods stated in the tax Code (within three months after termination of employment, unless the individual is disabled, in which case the three month period is extended to one year).

        6.4        Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

        (a)        Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

        (c)        Exercisability. Except as provided in Section 12.2, no Option shall be exercisable in either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

        (d)        Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 100 shares of Common Stock unless the remaining shares covered by an Option are fewer than 100 shares. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock. No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period (as defined in Section 7.3(a)), applicable to the shares of Restricted Stock surrendered therefor.

        (e)        Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the Participant’s lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person’s death will not be deemed a transfer.

        (f)        Termination of Employment for Reasons other than Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following Termination of Employment, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise.

        (g)        Termination of Employment for Retirement or Disability. Upon Termination of Employment by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under the Option have accrued at the date of such Retirement or Disability and shall not have been fully exercised, remain exercisable in whole or in part, for a period of three (3) years following such Termination of Employment, subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. If the Participant dies after such Retirement or Disability, the Participant’s Options shall be exercisable in accordance with Section 6.4(h) below.

        (h)        Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within three (3) years after his death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g), at any time within the longer of such extended period or one (1) year after death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

        (i)        Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g) or (h) is applicable shall terminate upon expiration of such exercise period.

        (j)        Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

ARTICLE 7
RESTRICTED STOCK

        7.1        Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        7.2        Awards and Certificates. A prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

        (a)        Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

        (b)        Legend. The Committee in its discretion may elect to have shares of Restricted Stock issued in book-entry form with an appropriate notation referencing any applicable restrictions. Alternatively, the Committee may in its discretion determine that a Participant receiving a Restricted Stock Award be issued a stock certificate in respect of such shares of Restricted Stock. Any such stock certificates shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Macatawa Bank Corporation 2006 Stock Compensation Plan and related Award Agreement entered into between the registered owner and the Company, dated ___________________. Copies of such Plan and Agreement are on file in the offices of the Company, 10753 Macatawa Drive, Holland, Michigan 49424.”

        (c)        Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        7.3        Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

        (a)        Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

        (b)        Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

        (c)        Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

ARTICLE 8
PERFORMANCE SHARES

        8.1        Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Committee may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors or criteria as the Committee shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        8.2        Terms and Conditions. Performance Shares awarded pursuant to this Article 8 shall be subject to the following terms and conditions:

        (a)        Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Award Agreement.

        (b)        Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

        (c)        Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Employment for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

        (d)        Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Committee may determine and set forth in the Award Agreement, the Committee may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

ARTICLE 9
OTHER STOCK-BASED AWARDS

        9.1        Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock (“Other Stock-Based Awards”), may be granted either alone or in addition to or in tandem with Options, Restricted Stock or Performance Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

        9.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

        (a)        Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this Article 9 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

        (b)        Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

        (c)        Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

        (d)        Waiver of Limitation. In the event of the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

(e) Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Committee shall determine and specify in the Award Agreement.

ARTICLE 10
TERMINATION OR AMENDMENT OF THE PLAN

        The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company’s shareholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 12.1); (ii) change the definition of Employees eligible to receive Awards under this Plan; (iii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant for an Option; (iv) extend the maximum option period under Section 6.4(b) of the Plan; or (v) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant’s consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

ARTICLE 11
UNFUNDED PLAN

        This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE 12
ADJUSTMENT PROVISIONS

        12.1        Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

        12.2        Change in Control. Notwithstanding Section 12.1, upon the occurrence of a Change in Control, all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless, in the case of a transaction described in clause (iii) or (iv) in the following definition of Change in Control, provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Awards of new Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. As used in this Plan, “Change in Control” shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if: (i) any Person (other than the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company’s stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

        12.3        Adjustments by Committee. Any adjustments pursuant to this Article 12 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

ARTICLE 13

GENERAL PROVISIONS

        13.1        Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                       All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.2        No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

        13.3        Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the “Tax Date”, less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The “Tax Date” shall be the date that the amount of tax to be withheld is determined.

        13.4        No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

        13.5        Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

        13.6        Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

        13.7        Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

ARTICLE 14
SHAREHOLDER APPROVAL

        The Plan shall be submitted to the Company’s shareholders for approval.

APPENDIX B

MACATAWA BANK CORPORATION
2006 DIRECTORS’ STOCK COMPENSATION PLAN

Section 1. Establishment and Purpose.

        Macatawa Bank Corporation hereby establishes a Stock Compensation Plan to be named the Macatawa Bank Corporation 2006 Directors’ Stock Compensation Plan, for certain persons serving as a director of the Company and/or its Subsidiaries. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors of the Company and its Subsidiaries; and (ii) to aid the Company and its Subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company’s continued success.

Section 2. Definitions.

        (a)        Act means the Securities Exchange Act of 1934, as amended from time to time.

        (b)        Board means the Board of Directors of the Company.

        (c)        Committee means a committee appointed by the Board of Directors to administer the Plan as specified in Section 3.

        (d)        Company means Macatawa Bank Corporation, a corporation organized and existing under the laws of the State of Michigan.

        (e)        Eligible Director means a person who is a director of the Company or of a Subsidiary.

        (f)        Effective Date means February 16, 2006.

        (g)        Fair Market Value means the closing sale price of the Company’s Stock for such date on the National Association of Securities Dealers Automated Quotation System or any successor system then in use (“NASDAQ”). If no sale of shares of Stock is reflected on NASDAQ on a date, then “Fair Market Value” shall be determined according to the closing sale price on the next preceding day on which there was a sale of shares of Stock reflected on NASDAQ. If the Stock is not traded on NASDAQ but is traded on another recognized market, then the “Fair Market Value” for such date shall be the closing sale price on that market. If the shares of Stock are not actively traded in any recognized market, then the “Fair Market Value” shall be determined by such procedures as may be determined by the Committee.

        (h)        Grant Date means, with respect to each Option and Restricted Stock award, the day that an Eligible Director is granted the Option or Restricted Stock award.

        (i)        Non-employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission

        (j)        Option means an option granted under this Plan to acquire Stock.

        (k)        Optionee means the person to whom an Option is granted.

        (l)        Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

        (m)        Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an “Immediate Family Member”), (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more Immediate Family Members.

        (n)        Plan means the Macatawa Bank Corporation 2006 Directors’ Stock Compensation Plan.

        (o)        Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee’s estate or the person or persons to whom the Optionee’s rights under his or her Option pass by Optionee’s will or the laws of descent and distribution.

        (p)        Restricted Stock means an award granted to an Eligible Director under Section 9 of this Plan.

        (q)        Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

        (r)        Shares means shares of Stock.

        (s)        Stock means authorized and unissued shares of common stock, no par value, of the Company and includes Shares which may be reacquired by the Company.

        (t)        Subsidiary means any banking corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

Section 3. Administration.

        The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non-Employee Directors.

        Subject to the Company’s Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Options to Eligible Directors. The authority of the Committee shall include the following: (a) To select the Eligible Directors to whom Options may be granted under the Plan; (b) To determine whether and to what extent Options are to be granted under the Plan; (c) To determine the number of shares of Common Stock to be covered by each Option; and (d) To determine the terms and conditions of any Option Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Option and the Shares relating thereto, based on such factors as the Committee shall determine in its sole discretion.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (including any Option Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Option previously granted under the Plan or cause the Plan or the Option not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company, the Board and Optionees, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

Section 4. Shares Reserved Under the Plan.

        Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares which may be issued under this Plan shall not exceed 100,000 shares, which may be either unauthorized and unissued Common Stock or issued Shares or issued Shares reacquired by the Company (“Plan Shares”).

        Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an award expires unexercised or is forfeited, canceled, terminated or settled in cash in lieu of Shares, the shares that were theretofore subject (or potentially subject) to such award may again be made subject to an award agreement; provided, however, that any such shares subject to a forfeited or canceled award shall not again be made subject to an award agreement to any Eligible Director who received, directly or indirectly, any of the benefits of ownership of the securities underlying such award, excluding the right to vote such shares.

Section 5. Granting of Options.

        The Committee may from time to time grant Options to such of the Eligible Directors as the Committee may select. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant.

Section 6. Terms of Options.

        Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

        (a)        The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option.

        (b)        The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of service or death of an Optionee. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

        (c)        No Option shall be exercisable in either whole or in part prior to the first anniversary of the Grant Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Option Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

        (d)        Options shall not be exercisable after the earlier of (i) the last day of the thirty-sixth month after the month in which the Optionee’s service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date.

Section 7. No Right to Remain a Director.

        The grant of an Option shall not create any right in any person to remain as a director of the Company.

Section 8. Exercise of Option.

        (a)        An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of (1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.

        (b)        An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a shareholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

Section 9. Restricted Stock.

        (a)        Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the Eligible Directors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Eligible Director, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Eligible Director, and such awards to individual Eligible Directors need not be the same in subsequent years.

        (b)        Awards and Certificates. A prospective Eligible Director selected to receive a Restricted Stock award shall not have any rights with respect to such award, unless and until such Participant has executed a Restricted Stock Agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Further, such award shall be subject to the following conditions:

        (i)        Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing a Restricted Stock Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

        (ii)        Legend. The Committee in its discretion may elect to have shares of Restricted Stock issued in book-entry form with an appropriate notation referencing any applicable restriction. Alternatively, the Committee may in its discretion determine that an Eligible Director receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Eligible Director, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Macatawa Bank Corporation 2006 Directors’ Stock Compensation Plan and related Restricted Stock Agreement entered into between the registered owner and the Company, dated ________________. Copies of such Plan and Agreement are on file in the offices of the Company, 10753 Macatawa Drive, Holland, Michigan 49424.”

        (ii)        Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such award.

        (c)        Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

        (i)        Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the “Restriction Period”), the Eligible Director shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

        (ii)        Rights as Shareholder. Except as provided in this subsection (ii) and subsection (i) above, the Eligible Director shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

        (iii)        Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Section 9, upon termination of service as a director for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Restricted Stock Agreement.

(iv) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

Section 10. General Provisions.

        The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

        (a)        If requested by the Company, the filing with the Company by the Optionee, the Permitted Transferee or the Optionee’s Post-Death Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

        (b)        The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in the Committee’s absolute discretion upon the advice of counsel, determine to be necessary or advisable.

Section 11. Adjustment Provisions.

        In the event any stock dividend is declared upon the Stock or in the event outstanding Shares shall be changed into or exchanged for a different number, class or kind of Shares or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 11 shall be made in an equitable manner by the Committee, whose determination shall be conclusive and binding on all concerned.

Section 12. Duration, Amendment, and Termination.

        The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the Shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals shall be increased, except by operation of the adjustment provisions of Section 11 hereof; (b) the term of the Options shall be extended; (c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom Options may be granted shall be changed. The period during which Options may be granted shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

Section 13. Date of Granting Options and Restricted Stock.

        All Options and Restricted Stock granted under the Plan shall be in writing and shall be granted as of a Grant Date.

Section 14. Shareholder Approval.

        The Plan shall be submitted to the Company’s shareholders for approval.

Section 15. Miscellaneous.

        (a)        Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

        (b)        Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        (c)        The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

REVOCABLE PROXY
MACATAWA BANK CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

Annual Meeting of Shareholders

                The undersigned hereby appoints Benj. A. Smith, III and Philip J. Koning, or either of them, of Macatawa Bank Corporation (“Macatawa”), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Macatawa that the undersigned is entitled to vote at Macatawa’s Annual Meeting of Shareholders (the “Meeting”), to be held on April 20, 2006, at the Pinnacle Center, located at 3330 Highland Drive, Hudsonville, Michigan 49426, at 10:00 am local time, and any and all adjournments and postponements thereof.

Please be sure to sign and date this Proxy in the box below     [date                 ]

— — — Shareholder sign above — — — — Co-holder (if any) sign above — — —

1.	To elect two directors, to hold office for three year terms.	For [ ]	Withhold [ ]	For All Except [ ]

Benj. A. Smith III and G. Thomas Boylan

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	To approve the Macatawa Bank Corporation 2006 Stock Compensation Plan	For [ ]	Against [ ]	Abstain [ ]

3.	To approve the Macatawa Bank Corporation 2006 Director’s Stock Compensation Plan.	[ ]	[ ]	[ ]

4.	To amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized common stock from 20,000,000 shares to 40,000,000 shares, no par value.	[ ]	[ ]	[ ]

5.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

The board of directors recommends a vote “FOR” the director nominees and “FOR” the proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES AND FOR EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided

MACATAWA BANK CORPORATION

        This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Macatawa at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Macatawa at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be considered terminated and of no further force and effect.

        The undersigned acknowledges receipt from Macatawa, prior to the execution of this proxy, of Notice of the Annual Meeting and a Proxy Statement.

        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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